UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

HILL-ROM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 E. Randolph St., Suite 1000, Chicago, Illinois 60601
(Address of principal executive offices)

(312) 819-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common stock, without par value	HRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 2, 2021, Hill-Rom Holdings, Inc., an Indiana corporation (“Hillrom” or the “Company”), held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of September 1, 2021 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Baxter International Inc., a Delaware corporation (“Baxter”), and a newly formed merger subsidiary of Baxter created as an Indiana corporation (“Merger Sub”), pursuant to which Merger Sub will be merged with and into Hillrom (the “Merger”), with Hillrom surviving the merger as a wholly owned subsidiary of Baxter.

As of October 18, 2021, the record date for the Special Meeting, there were 65,899,666 shares of common stock, without par value, of Hillrom (“Common Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting.  At the Special Meeting, a total of 46,265,648 shares of Common Stock, representing approximately 70% of the outstanding shares issued and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to approve the Merger Agreement;

(2)
the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Merger Agreement if there are not sufficient votes at the time of such adjournment to approve the Merger Agreement; and

(3)
the proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid or become payable to Hillrom’s named executive officers that is based on or otherwise relates to the Merger.

The first and second proposals were approved by the requisite vote of Hillrom’s shareholders, and the third non-binding, advisory proposal was not approved by the requisite vote of Hillrom’s shareholders.  The final voting results for each proposal are described below.  For more information on each of these proposals, see Hillrom’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 20, 2021.

1.	Proposal to approve the Merger Agreement:

For	Against	Abstain

45,996,646	140,767	128,235

2.
Proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to approve the Merger Agreement if there are not sufficient votes at the time of such adjournment to approve the Merger Agreement:

For	Against	Abstain

42,558,136	3,528,953	178,559

3.
Proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid or become payable to Hillrom’s named executive officers that is based on or otherwise relates to the Merger:

For	Against	Abstain

9,324,727	36,279,832	661,089

No other proposals were submitted to a vote of Hillrom’s shareholders at the Special Meeting.

Item 8.01	Other Events.

On December 2, 2021, Hillrom issued a press release announcing the preliminary results of the Special Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	The Press Release, dated December 2, 2021
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclosure Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward-looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated.  Such factors, risks and uncertainties include:  (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (19) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (20) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (21) the ability to meet expectations regarding the timing and completion of the transaction; (22) uncertainty regarding actual or potential legal proceedings; (23) risks associated with transaction-related litigation; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2021 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.  Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2021	HILL-ROM HOLDINGS, INC.

	By:	/s/ Deborah M. Rasin
	Name:	Deborah M. Rasin
	Title:	Senior Vice President, Chief Legal Officer and Secretary